First Quarter 2016
Conference Call & Webcast

May 5, 2016



MANUFACTURING*THE*FUTURE™

WWW.3DSYSTEMS.COM | NYSE: DDD

Welcome and Participants

Vyomesh Joshi

- President & Chief Executive Officer

Dave Styka

- Executive Vice President; Chief Financial Officer

Andy Johnson

- Executive Vice President; Chief Legal Officer

Stacey Witten

- Vice President, Investor Relations

To participate via phone, please dial:

- **1-877-407-8291 in the USA; 1-201-689-8345 from outside the USA**

Forward Looking Statements

This presentation contains certain statements that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as "believes," "beliefs," "may," "will," "should," expects," "intends," "plans," "anticipates," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below.

Forward-looking statements are based upon management's beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise.

Further, we encourage you to review "Risk Factors" in Part 1 of our Annual Report on Form 10-K filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov.

Vyomesh Joshi

President & Chief Executive Officer



MANUFACTURING *THE* FUTURE™

Setting the Stage

Dave Styka

Executive Vice President & CFO



MANUFACTURING THE FUTURE™

Operating Results - GAAP

$ in millions, except earnings per share	First Quarter 2016	2015	Y/Y Increase (Decrease)
Revenue	**$ 152.6**	**$ 160.7**	(5%)
Gross Profit	**$ 77.5**	**$ 79.0**	(2%)
Gross Profit Margin	*50.8%*	*49.1%*	3%
Operating Expenses	**$ 94.3**	**$ 96.5**	(2%)
% of Revenue	*61.8%*	*60.0%*	3%
Operating Loss	**($16.8)**	**($17.5)**	4%
% of Revenue	*(11.0%)*	*(10.9%)*	1%
3DS Net Loss	**($17.8)**	**($13.2)**	(35%)
% of Revenue	*(11.7%)*	*(8.2%)*	42%
Loss Per Share	**($0.16)**	**($0.12)**	(33%)

- *Table may not foot due to rounding*

Reconciliation of Non-GAAP to GAAP

$ in millions, except earnings per share	First Quarter 2016	2015	Y/Y Increase (Decrease)
GAAP net income	**($ 17.8)**	**($ 13.2)**	(35%)
Cost of sales adjustments:			
Amortization of intangibles	$ 0.1	$ 0.1	0%
Operating expense adjustments:			
Acquisition and severance expenses	$ 0.9	$ 3.2	(72%)
Amortization of intangibles	$ 8.7	$ 14.4	(40%)
Non-cash stock-based compensation expense	$ 11.7	$ 10.3	14%
Tax effect	$ 1.5	($ 9.7)	(115%)
Non-GAAP net income	**$ 5.2**	**$ 5.2**	0%
Non-GAAP diluted earnings per share	**$ 0.05**	**$ 0.05**	0%

- *Table may not foot due to rounding*

We use non-GAAP financial measures of adjusted net income and adjusted earnings per share to supplement our unaudited condensed consolidated financial statements presented on a GAAP basis to facilitate a better understanding of the impact that strategic acquisitions had on our financial results.

Revenue Drivers



$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$ in millions
$147.8
$151.5
$166.9
$187.4
$160.7
$170.5
$151.6
$183.4
$152.6
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16

Compared to Q1 2015:

- Printers decreased 24%
  - Excluding consumer, printers decreased 17%
- Materials increased 4%
- On demand manufacturing services decreased 15%
- Software increased 22%
- Healthcare increased 12%

First Quarter 2016 Revenue

By Category


Services
40%
Products
35%
Materials
25%

Compared to Q1 2015*:

- Products decreased 11%
- Materials increased 6%
- Services increased 1%

By Region


APAC
14%
EMEA
31%
Americas
55%

Compared to Q1 2015*:

- Americas increased 2%
- EMEA decreased 2%
- APAC decreased 15%

** Excluding consumer products and services*

Gross Profit & Margin


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
($10)
$ in millions
60%
50%
40%
30%
20%
10%
0%
$79.0
$81.6
$71.1
$60.2*
$77.5
49.1%
47.9%
46.9%
32.8%
50.8%
$29.6
$34.5
$31.8
$31.4
$30.7
$27.6
$28.2
$26.5
$32.0
$30.0
$21.8
$18.9
$12.8
($3.2)
$16.8
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Products
Materials
Services
Consolidated GPM

**Q4 2015 gross profit and margin was negatively impacted from the shift away from consumer by $27.4 million of charges related inventory and purchase commitments*

- Shift away from consumer aided products GPM
- Sales mix and supply chain efficiency improvements expanded materials GPM
- Services GPM improved from higher contribution of healthcare and software

Operating Expenses



$120
$100
$80
$60
$40
$20
$0
$ in millions
80%
70%
60%
50%
40%
30%
20%
10%
0%
$96.5
$105.4
$105.7
$88.9*
$94.3
60%
62%
70%
48%
62%
$22.2
$25.7
$22.5
$22.4
$20.3
$74.3
$79.7
$83.2
$66.5
$74.0
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
SG&A
R&D
OpEx % of Revenue

- Operating expenses decreased $2.2M YOY
- Non-GAAP operating expenses increased $4.4M YOY
- Balancing investments in quality and critical areas with reducing cost structure

Non-GAAP operating expenses exclude costs related to acquisition and severance, non-cash stock based compensation, amortization related to intangible assets and other one time transactions such as litigation settlements.

Non-GAAP operating expenses were $73.0M in Q1 2016 and $68.5M, $77.0M, $69.1M and $66.5M in Q1 through Q4 of 2015, respectively.

*Q4 2015 GAAP and Non-GAAP expenses on this slide excludes $537.2M of impairment expenses related to impairment of intangibles and goodwill.

Balance Sheet & Cash Flow


Cash
$250
$200
$150
$100
$50
$0
$20
$15
$10
$5
$0
($5)
($10)
($15)
$199.9
$171.2
$157.5
$155.6
$169.8
$18.1
($0.9)
($6.4)
($10.6)
($3.1)
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
$ in millions
Cash Balance
Cash Flow from Operations


Operating Working Capital Components
$200
$150
$100
$50
$0
114.6
153.1
58.7
130.7
149.5
63.7
138.2
134.5
48.5
105.9
157.4
46.9
114.0
134.8
41.2
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
$ in millions
Inventory
AR
AP

- Enhancing processes for better working capital management
- Improving cash generation from operations and free cash flow

Building the Plan

Improve quality, reliability and supply chain

Define market-based strategy and organize around it

Develop and strengthen culture

Q&A Session

In the USA: 1-877-407-8291

Outside the USA: 1-201-689-8345



MANUFACTURING *THE* FUTURE™

Thank You

